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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2005
                             EMPIRE RESOURCES, INC.
               (Exact name of Registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              001-12127                                 22-3136782
      (Commission file number)              (IRS employer identification no.)

                                ONE PARKER PLAZA
                               FORT LEE, NJ 07024
                    (Address of principal executive offices)

                                 (201) 944-2200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.   Results of Operations and Financial Condition

Attached to this Current Report on Form 8-K as exhibit 99.1 is a copy of the Registrant's press release dated May 16, 2005 relating to its first quarter operating results.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.   Financial Statements and Exhibits.

         Exhibits.
         ---------

               99.1 Press Release of the Company dated May 16, 2005 relating to its first quarter operating results.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2005                       EMPIRE RESOURCES, INC.

                                          By: /s/ Sandra Kahn
                                          -----------------------

                                          Sandra Kahn
                                          Chief Financial Officer



                                  EXHIBIT INDEX

99.1 Press release of the Company dated May 16, 2005